EXHIBIT 99.1 FOR IMMEDIATE RELEASE PRESS RELEASE April 3, 2011

Angiotech Pharmaceuticals, Inc. Announces Amendments to Articles in connection with

Implementation of CCAA Plan of Compromise or Arrangement

Vancouver, BC, April 3, 2011 – Angiotech Pharmaceuticals, Inc. (“Angiotech” or the “Company”) today announced that, in connection with its previously announced creditor protection proceedings under the Companies’ Creditors Arrangement Act (Canada) (the “CCAA Proceedings”), upon implementation of the Second Amended and Restated CCAA Plan of Compromise or Arrangement (as amended from time to time, the “Amended Plan”) concerning, affecting and involving Angiotech and certain of its subsidiaries (the “Angiotech Entities”) certain additional amendments (the “Additional Amendments”) will be made to the Company’s articles.

In particular, the Company’s articles will be amended to provide that:

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Subject to certain exceptions, holders (the “New Common Shareholders”) of the Company’s new common shares to be issued pursuant to the Amended Plan (the “New Common Shares”) will generally be afforded pre-emptive rights with respect to certain future equity issuances by the Company prior to any initial public offering;

•

Subject to a de minimis exception, in connection with any sale by a New Common Shareholder that owns 45% or more of the outstanding New Common Shares, tag along rights will be provided to other New Common Shareholders to allow them to participate in such sale should they elect to do so;

•

Any offer by the Company to purchase or redeem any of its New Common Shares shall be made to all New Common Shareholders on a pro rata basis, subject to an exception relating to purchases pursuant to management incentive or other stock-based compensation plans;

•	Any going private transaction will require the approval of the board of directors as well as a fairness opinion;

•

Any transaction between the Company and a New Common Shareholder (a “Special Majority Shareholder”) holding, alone or with its affiliates, 66 2/3% or more of the outstanding New Common Shares may not be completed unless (i) it is on arm’s length terms; and (ii) if the transaction involves consideration in excess of $25 million, the Company has obtained a fairness opinion in respect of such transaction. In addition, if any such transaction requires approval by special resolution, such transaction must also be approved by an ordinary resolution passed by the New Common Shareholders, excluding any Special Majority Shareholder;

•

The initial term of each member of the new board of directors appointed in connection with the CCAA Proceedings will expire upon the election or appointment of new directors at the Company’s third annual shareholders’ meeting following the implementation the Amended Plan;

•	The size of the board of directors will be set at seven members, subject to adjustment by special resolution; and

•	Shareholders’ meetings may be held at any place inside or outside Canada as designated by the board of directors.

Alvarez & Marsal Canada Inc. (the “Monitor”), as Monitor of the Angiotech Entities in the CCAA Proceedings, as well as the holders of a majority of the aggregate outstanding principal amount of the Company’s 7.75% Senior Subordinated Notes due 2014, have respectively consented to the implementation of the Additional Amendments. As contemplated by the Amended Plan, the Additional Amendments will be filed with the Supreme Court of British Columbia in advance of the meeting of the Angiotech Entities’ creditors to be held on April 4, 2011.

More information about the Angiotech Entities’ restructuring process, including the text of the Additional Amendments, can be found at www.angiotech.com and on the website of the Monitor, at http://www.alvarezandmarsal.com/angiotech.

The above descriptions of the Additional Amendments do not purport to be complete statements of the Additional Amendments. The above descriptions of the Additional Amendments are qualified in their entirety by reference to the Additional Amendments, copies of which can be found at www.angiotech.com and on the website of the Monitor, at http://www.alvarezandmarsal.com/angiotech.

Forward Looking Statements

Statements contained in this press release that are not based on historical fact, including without limitation statements containing the words “believes,” “may,” “plans,” “will,” “estimates,” “continues,” “anticipates,” “intends,” “expects” and similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and constitute “forward-looking information” within the meaning of applicable Canadian securities laws. All such statements are made pursuant to the “safe harbor” provisions of applicable securities legislation. Forward-looking statements may involve, but are not limited to, comments with respect to our objectives and priorities for the remainder of 2011 and beyond, our strategies or future actions, our targets, expectations for our financial condition and the results of, or outlook for, our operations, research and development and product and drug development. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward-looking statements. Many such known risks, uncertainties and other factors are taken into account as part of our assumptions underlying these forward-looking statements and include, among others, the following: general economic and business conditions in the United States, Canada and the other regions in which we operate; uncertainty involved in Court proceedings and the implementation of the Plan under the CCAA; market demand; technological changes that could impact our existing products or our ability to develop and commercialize future products; competition; existing governmental legislation and regulations and changes in, or the failure to comply with, governmental legislation and regulations; availability of financial reimbursement coverage from governmental and third-party payers for products and related treatments; adverse results or unexpected delays in pre-clinical and clinical product development processes; adverse findings related to the safety and/or efficacy of our products or products sold by our partners; decisions, and the timing of decisions, made by health regulatory agencies regarding approval of our technology and products; the requirement for substantial funding to conduct research and development, to expand manufacturing and commercialization activities; and any other factors that may affect our performance. In addition, our business is subject to certain operating risks that may cause any results expressed or implied by the forward-looking statements in this press release to differ materially from our actual results. These operating risks include: our ability to attract and retain qualified personnel; our ability to successfully complete pre-clinical and clinical development of our products; changes in our business strategy or development plans; our failure to obtain patent protection for discoveries; loss of patent protection resulting from third-party challenges to our patents; commercialization limitations imposed by patents owned or controlled by third parties; our ability to obtain rights to technology from licensors; liability for patent claims and other claims asserted against us; our ability to obtain and enforce timely patent and other intellectual property protection for our technology and products; the ability to enter into, and to maintain, corporate alliances relating to the development and commercialization of our technology and products; market acceptance of our technology and products; our ability to successfully manufacture, market and sell our products; the availability of capital to finance our activities; our ability to restructure and to service our debt obligations; and any other factors referenced in our other filings with the applicable Canadian securities regulatory authorities or the Securities and Exchange Commission (“SEC”). For a more thorough discussion of the risks associated with our business, see the “Risk Factors” section in our annual report for the year ended December 31, 2010 filed with the SEC on Form 10-K.

Given these uncertainties, assumptions and risk factors, investors are cautioned not to place undue reliance on such forward-looking statements. Except as required by law, we disclaim any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements contained in this press release to reflect future results, events or developments.

©2011 Angiotech Pharmaceuticals, Inc. All Rights Reserved.

About Angiotech

Angiotech Pharmaceuticals, Inc. is a global specialty pharmaceutical and medical device company. Angiotech discovers, develops and markets innovative treatment solutions for diseases or complications associated with medical device implants, surgical interventions and acute injury. To find out more about Angiotech, please visit our website at www.angiotech.com.

FOR ADDITIONAL INFORMATION:

Carrie Oughton

Investor Relations and Corporate Communications

Angiotech Pharmaceuticals, Inc.

(604) 221-6933

ir@angio.com